                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-00933
                                  -----------

                          CGM CAPITAL DEVELOPMENT FUND
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        One International Place, Boston, Massachusetts 02110
-------------------------------------------------------------------------------
      (Address of principal executive offices)        (Zip code)

                        Jeremiah J. Bresnahan, Jr., Esq.
                              Bingham McCutchen LLP
                               150 Federal Street
                                Boston, MA 02110
-------------------------------------------------------------------------------
                  (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-737-3225
                                                    --------------

Date of fiscal year end:  December 31, 2003
                          --------------------------
Date of reporting period: December 31, 2003
                          --------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

CGM
CAPITAL
DEVELOPMENT
FUND

43rd Annual Report
December 31, 2003

A No-Load Fund

[logo]  Investment Adviser
        CAPITAL GROWTH MANAGEMENT
        Limited Partnership

TO OUR SHAREHOLDERS:
--------------------------------------------------------------------------------

CGM Capital Development Fund increased 26.7% during the fourth quarter of 2003 while the unmanaged Standard and Poor's 500 Index grew 12.2%. For the year just ended, CGM Capital Development Fund increased 55.1% and the unmanaged S&P 500 Index returned 28.7%.

THE YEAR IN REVIEW AND ECONOMIC OUTLOOK
The economy recovered much of its footing in 2003 though not without some twists and turns along the way. Corporate spending was sluggish in the first quarter leaving the consumer to carry the day. The first three months of the year witnessed a 2% gain in real Gross Domestic Product (GDP) at the same time the equity market gradually declined. The second quarter of the year brought more of the same but with one exception: investors began to anticipate a turnaround and optimism sent the S&P 500 Index rocketing up 15%. Primed by passage of the President's tax cut, continuing low interest rates, a weak dollar and robust government spending, the economy kicked back into motion. Investors had every reason to feel smug when the third quarter 2003 real GDP came in at a whopping 8.2% annual gain. At long last, business joined the party with corporate profits rebounding nicely and encouraging an increase in business spending. The consumer continued to contribute by spending at a moderate pace and for the first time in a long time, the farming sector showed up on the economic radar at the receiving end of higher grain and livestock prices. Though the news remained largely positive, there were some mixed signals toward the end of the year when on one hand, the Confidence Index and sales of Durable Goods slowed from the third quarter's hectic pace, and on the other, an index of manufacturing activity soared to a twenty year high in December.

We see little reason to believe the recovery shouldn't continue in 2004: there are few excesses in the economy, interest rates remain low and stimulative, and foreign economies have joined ours in the uptrend. We hope the employment picture will continue to brighten as 2004 progresses while the inflation rate remains below 2%. Currently, short term Treasury bills yield 91 basis points and the ten-year government bond yields about 4.25%, both low by historical standards. These rates offer little in the way of competition to equity prices which might allow the generous price-earnings relationships currently in place in the market to persist a while longer. Should this be the case, stocks could track corporate profits for a time leading to a nice gain from current levels. However, the market typically is fraught with risks and surprises to trip unwary investors. We believe the largest threat is the prospect of higher interest rates triggered by the strengthening economy or lifted by the Federal Reserve Board in an effort to bolster a weaker dollar. The other great unknown is terrorism. Acts of terror here or abroad could injure confidence and, at the very least, rattle the markets.

PORTFOLIO STRATEGY
CGM Capital Development Fund remained fully invested throughout 2003 in expectation of a strong economic recovery. We entered the year with 29% of the Fund invested in homebuilding stocks and gradually reduced the position to 23% of the portfolio at year end by selling these holdings as they appreciated. We started the year with approximately 20% of the Fund invested in health care services and 15% in insurance companies. These positions were gradually reduced throughout the year and replaced with metal stocks and other cyclicals as the evidence of strong economic growth continued to develop.

Most of the Fund's holdings appreciated during the year and three of our homebuilding stocks rose over 100% in value. Other significant gains included United States Steel Corporation (+84%), PACCAR, Inc. (+64%) and Monaco Coach Corporation (+60%). Our three health care companies were notable exceptions to this otherwise upbeat pattern suffering losses of 15%-20% during their 2003 holding period. On December 31, 2003, CGM Capital Development Fund's three largest holdings were United States Steel Corporation, Lennar Corporation, and D.R. Horton, Inc.

                /s/ Robert L. Kemp

                    Robert L. Kemp
                    President

                /s/ G. Kenneth Heebner

                    G. Kenneth Heebner
                    Portfolio Manager

January 2, 2004

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CGM CAPITAL DEVELOPMENT FUND AND THE UNMANAGED S&P 500 INDEX assuming reinvestment of dividends and capital gains

  CGM Capital Development Fund
  Average Annual Total Returns
---------------------------------
   1 year    5 year    10 year
   55.1%     -0.5%      6.2%
---------------------------------
Past performance is no indication
      of future results

         CGM Capital                    Unmanaged
      Development Fund                S&P 500 Index
---------------------------------------------------
         $10,000.00                    $10,000.00
1994       7,710.00                     10,130.00
1995      10,879.00                     13,929.00
1996      13,936.00                     17,132.00
1997      17,266.00                     22,855.00
1998      18,734.00                     29,391.00
1999      20,177.00                     35,563.00
2000      19,410.00                     32,327.00
2001      14,849.00                     28,480.00
2002      11,760.00                     22,186.00
2003      18,240.00                     28,553.00

CGM CAPITAL DEVELOPMENT FUND
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

G. Kenneth Heebner has managed CGM Capital Development Fund since 1976. In 1990, Mr. Heebner founded Capital Growth Management Limited Partnership with Robert L. Kemp. Prior to establishing the new company, Mr. Heebner was at Loomis, Sayles and Company where he managed the Fund, then known as Loomis-Sayles Capital Development Fund. In addition to CGM Capital Development Fund, Mr. Heebner currently manages CGM Mutual Fund, CGM Realty Fund and CGM Focus Fund.

INVESTMENT PERFORMANCE
(unaudited)
--------------------------------------------------------------------------------

Cumulative Total Return for Periods Ended
December 31, 2003

                                                                  CGM CAPITAL
                                                                  DEVELOPMENT
                                                                     FUND
                                                            --------------------
10 Years .................................................          +82.5%
 5 Years .................................................          - 2.6
 1 Year ..................................................          +55.1
 3 Months ................................................          +26.7

The performance data contained in the report represent past performance, which is no guarantee of future results. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and assumes the reinvestment of all Fund distributions. The investment return and the principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

The Fund is supervised by a board of trustees. The trustees and officers of the Fund, their ages, their principal occupations during the past five years, the number of CGM Funds they oversee, and other directorships they hold are set forth below.

An asterisk in the table below identifies those trustees and officers who are "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended. Each trustee and officer of the Fund noted as an interested person is interested by virtue of that individual's position with Capital Growth Management Limited Partnership ("CGM"), the Fund's investment adviser, as described in the table below.

Unless otherwise noted below, the address of each interested trustee and officer is One International Place, Boston, Massachusetts 02110. Correspondence intended for the trustees who are not "interested persons" of the Trust may be sent c/o Capital Growth Management, One International Place, Boston, Massachusetts 02110.

The Statement of Additional Information for the Fund includes additional information about Fund trustees and is available, without charge, upon request by calling the CGM Marketing Department, toll free, at 800-345-4048.

                                                                                                          NUMBER OF
                                                                                                         FUNDS IN THE
                                                                 PRINCIPAL OCCUPATION DURING              CGM FUNDS
                                         POSITION HELD AND            PAST 5 YEARS AND                     COMPLEX
NAME, ADDRESS AND AGE                  LENGTH OF TIME SERVED       OTHER DIRECTORSHIPS HELD                OVERSEEN
---------------------                  ---------------------     ---------------------------             ------------
INTERESTED TRUSTEES
G. Kenneth Heebner*                   Trustee since 1993             Employee, CGM; Part Owner,               4
  age 63                                                             Kenbob, Inc. (managing
                                                                     partner of CGM)

Robert L. Kemp*                       Trustee since 1990             Employee, CGM; Part Owner,               4
  age 71                                                             Kenbob, Inc. (managing
                                                                     partner of CGM)

DISINTERESTED TRUSTEES
Peter O. Brown                        Trustee since 1993             Counsel (formerly, Partner),             4
  age 63                                                             Harter, Secrest & Emery LLP
                                                                     (law firm); Trustee, TT
                                                                     International U.S.A. Master
                                                                     and Feeder Trusts (four
                                                                     mutual funds)

Robert B. Kittredge                   Trustee from 1990 to January   Retired; formerly Trustee, New           4
  age 83                              2004+                          England Zenith Fund

Laurens MacLure                       Trustee since 1990             Retired; formerly President and          4
  age 78                                                             Chief Executive Officer,
                                                                     New England Deaconess
                                                                     Hospital; formerly Trustee,
                                                                     New England Zenith Fund; formerly
                                                                     Director, Massachusetts Blue Cross/
                                                                     Blue Shield

James Van Dyke Quereau, Jr.           Trustee since 1993             Managing Partner and Director,           4
  age 55                                                             Stratton Management Company
                                                                     (investment  management); Director
                                                                     and Vice President, Semper Trust Co.

J. Baur Whittlesey                    Trustee since 1990             Member, Ledgewood Law Firm, P.C.         4
  age 57

OFFICERS
G. Kenneth Heebner*                   Vice President since 1990      Employee, CGM; Part Owner,               4
  age 63                                                             Kenbob, Inc. (managing partner
                                                                     of CGM)

Robert L. Kemp*                       President since 1990           Employee, CGM; Part Owner,               4
  age 71                                                             Kenbob, Inc. (managing partner
                                                                     of CGM)

Kathleen S. Haughton*                 Vice President since 1992      Employee - Investor Services Division,   4
  age 43                              and Anti-Money Laundering      CGM
  address:                            Compliance Officer
  222 Berkeley Street,                since 2002
  Boston, Massachusetts
  02116

Leslie A. Lake*                       Vice President and Secretary   Employee - Office Administrator,         4
  age 58                              since 1990                     CGM

Martha I. Maguire*                    Vice President since 1994      Employee - Funds Marketing, CGM          4
  age 48

Mary L. Stone*                        Assistant Vice President       Employee - Portfolio Transactions,       4
  age 59                              since 1990                     CGM

Frank N. Strauss*                     Treasurer since 1992           Employee - Chief Financial Officer,      4
  age 42                                                             CGM Funds
  address:
  222 Berkeley Street,
  Boston, Massachusetts
  02116

W. Dugal Thomas*                      Vice President since 1992      Employee - Director of Marketing,        4
  age 66                                                             CGM

+Mr. Kittredge passed away in January 2004.

                                                 CGM CAPITAL DEVELOPMENT FUND
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                   25 YEAR INVESTMENT RECORD
                                         DECEMBER 31, 1978 -- DECEMBER 31, 2003 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                 IF YOU HAD PURCHASED ONE SHARE OF THE FUND ON DECEMBER 31, 1978
-----------------------------------------------------------------------------------------------------------------------------------
                   -- AND HAD TAKEN ALL DIVIDENDS                      OR -- HAD REINVESTED ALL DIVIDENDS AND CAPITAL
                      AND DISTRIBUTIONS IN CASH                            GAINS DISTRIBUTIONS IN ADDITIONAL SHARES
                 ------------------------------------------------------------------------------------------------------------------
                                          During the Year
                                      You Would Have Received                                           Which Would Represent
                                 ---------------------------------                                  -------------------------------
                                                                        The Value of                                A Cumulative
                  The Net                                               Your Original                                  Change
                Asset Value        Per Share           Per Share         Investment                     An            Expressed
      On          of Your        Capital Gains          Income             At Each                     Annual      As An Index With
   December     Share Would      Distributions       Distributions        Year End                  Total Return      December 31,
      31         Have Been            of                  of           Would Have Been                   of           1978 = 100.0
-----------------------------------------------------------------------------------------------------------------------------------
     1978         $13.05                                                                                                 100.0
     1979          16.20              --                 $0.35             $ 16.63                     +   27.4%         127.4
     1980          20.50            $ 1.65*               0.36               23.76                     +   42.9          182.1
     1981          17.34              3.38                0.36               24.83                     +    4.5          190.3
     1982          24.88              2.88                0.41               44.42                     +   78.9          340.4
     1983          25.21              2.50                0.47               51.35                     +   15.6          393.5
     1984          17.28              6.15                0.11               47.14                     -    8.2          361.2
     1985          25.02              --                  0.18               68.92                     +   46.2          528.1
     1986          23.12              7.46                0.16               88.49                     +   28.4          678.1
     1987          16.56             10.09                0.14              102.56                     +   15.9          785.9
     1988          15.87              0.02                0.62              102.25                     -    0.3          783.5
     1989          18.37              --                  0.34              120.55                     +   17.9          923.7
     1990          18.53              --                  0.10              122.24                     +    1.4          936.6
     1991          25.80             11.07*               0.06              243.38                     +   99.1         1864.8
     1992          27.43              2.68*               0.20              285.97                     +   17.5         2191.1
     1993          27.71              7.51                0.07              368.04                     +   28.7         2819.9
     1994          20.58              0.71                0.07              283.76                     -   22.9         2174.1
     1995          27.33              1.68                0.02              400.39                     +   41.1         3067.7
     1996          29.08              5.87                0.07              512.90                     +   28.1         3929.7
     1997          26.96              9.08                --                635.48                     +   23.9         4868.9
     1998          24.95              4.19                0.11              689.50                     +    8.5         5282.8
     1999          26.20              0.56                0.11              742.59                     +    7.7         5689.6
     2000          25.12              --                  0.10              714.37                     -    3.8         5473.4
     2001          19.21              --                  --                546.49                     -   23.5         4187.2
     2002          15.22              --                  --                432.82                     -   20.8         3316.3
     2003          23.60              --                  --                671.30                     +   55.1         5143.6
                                    ------               -----                                         --------
    Totals                          $77.48               $4.41                                         + 5043.6
----------------------------------------------------------------------------------------------------------------------------------
*Includes $0.09, $0.02 and $0.02 per share distributed from paid-in capital.
----------------------------------------------------------------------------------------------------------------------------------
The performance data contained in this report represent past performance, which is no guarantee of future results. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and assumes the reinvestment of all Fund distributions. The investment return and the principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted.

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------
BOARD OF TRUSTEES

PETER O. BROWN
G. KENNETH HEEBNER
ROBERT L. KEMP
LAURENS MACLURE
JAMES VAN DYKE QUEREAU, JR.
J. BAUR WHITTLESEY

OFFICERS

ROBERT L. KEMP, President
G. KENNETH HEEBNER, Vice President
LESLIE A. LAKE, Vice President and Secretary
KATHLEEN S. HAUGHTON, Vice President
MARTHA I. MAGUIRE, Vice President
W. DUGAL THOMAS, Vice President
MARY L. STONE, Assistant Vice President
FRANK N. STRAUSS, Treasurer

INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP
Boston, Massachusetts 02110

TRANSFER AND DIVIDEND PAYING
AGENT AND CUSTODIAN OF ASSETS

STATE STREET BANK AND TRUST COMPANY
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT
FOR STATE STREET BANK AND
TRUST COMPANY

BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 8511
Boston, Massachusetts 02266-8511

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS -- 99.8% OF TOTAL NET ASSETS

                                                    SHARES      VALUE(a)
                                                    ------      --------
CONSUMER DURABLES -- 4.7%
   Monaco Coach Corporation(b) ..............       726,100   $17,281,180
                                                             ------------

ELECTRONIC COMPONENTS -- 5.6%
   Harman International Industries, Inc. ....       280,600    20,758,788
                                                             ------------

ENERGY -- 3.1%
   Chesapeake Energy Corporation ............       440,000     5,975,200
   XTO Energy, Inc. .........................       190,000     5,377,000
                                                             ------------
                                                               11,352,200
                                                             ------------
FINANCIAL SERVICES -- 2.5%
   Fremont General Corporation ..............       545,000     9,215,950
                                                             ------------

FOOD - PACKAGING AND MISCELLANEOUS -- 5.8%
   John B. Sanfilippo & Son, Inc.(b) ........       420,000    21,436,800
                                                             ------------

HEAVY CAPITAL GOODS -- 5.1%
   Navistar International Corporation(b) ....       395,000    18,916,550
                                                             ------------

HOUSING AND BUILDING MATERIALS -- 23.4%
   D.R. Horton, Inc. ........................       644,900    27,898,374
   Hovnanian Enterprises, Inc.(b) ...........       120,000    10,447,200
   Lennar Corporation; Class A ..............       280,000    26,880,000
   Lennar Corporation; Class B ..............        28,000     2,559,200
   Ryland Group, Inc. .......................       207,000    18,348,480
                                                             ------------
                                                               86,133,254
                                                             ------------
LEISURE -- 2.6%
   Polaris Industries, Inc. .................       110,000     9,743,800
                                                             ------------

MACHINERY -- 3.4%
   Deere & Company ..........................       195,000    12,684,750
                                                             ------------

METALS AND MINING -- 15.9%
   Companhia Vale do Rio Doce ADR(c) ........       310,700    18,175,950
   Inco Limited(b)(d) .......................       530,000    21,104,600
   Phelps Dodge Corporation(b) ..............       256,000    19,479,040
                                                             ------------
                                                               58,759,590
                                                             ------------

OIL - INDEPENDENT PRODUCTION -- 7.1%
   Canadian Natural Resources Limited(d) ....       105,000     5,296,200
   Devon Energy Corporation .................       170,000     9,734,200
   PetroKazakhstan, Inc.(b)(d) ..............       495,000    11,142,450
                                                             ------------
                                                               26,172,850
                                                             ------------
STEEL -- 13.7%
   Cleveland-Cliffs Inc.(b) .................       358,500    18,265,575
   Companhia Siderurgica Nacional ADR (c) ...        45,000     2,412,000
   United States Steel Corporation ..........       850,000    29,767,000
                                                             ------------
                                                               50,444,575
                                                             ------------
TRANSPORTATION -- 6.9%
   Frontline Ltd. ...........................       482,000    12,276,540
   OMI Corporation(b) .......................       150,000     1,339,500
   Teekay Shipping Corporation ..............       205,000    11,691,150
                                                             ------------
                                                               25,307,190
                                                             ------------

TOTAL COMMON STOCKS (Identified Cost $257,853,171) ........   368,207,477
                                                             ------------

                                                  FACE
                                                 AMOUNT
                                                 ------
SHORT-TERM INVESTMENT -- 0.3%

   American Express Credit Corporation, 0.7%,
    1/02/04  (Cost $1,180,000) ..............    $1,180,000     1,180,000
                                                             ------------

TOTAL INVESTMENTS -- 100.1%
   (Identified Cost $259,033,171) (e) .....................   369,387,477
   Cash and receivables ...................................     6,737,189
   Liabilities ............................................    (7,103,741)
                                                             ------------
TOTAL NET ASSETS -- 100.0% ................................  $369,020,925
                                                             ============

(a) See Note 1A.
(b) Non-income producing security.
(c) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.
(d) The Fund has approximately 10% of its assets at December 31, 2003 invested in companies incorporated in Canada.
(e) Federal Tax Information: At December 31, 2003 the net unrealized appreciation on investments based on cost of $259,033,171 for Federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value
      over tax cost .......................................  $110,817,581
    Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax
      cost over value .....................................      (463,275)
                                                             ------------
    Net unrealized appreciation ...........................  $110,354,306
                                                             ============

    For tax purposes, as of December 31, 2003, there was no undistributed ordinary income or capital gains except for the unrealized appreciation/(depreciation).

                See accompanying notes to financial statements.

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

STATEMENT OF
ASSETS AND LIABILITIES

December 31, 2003

ASSETS
 Investments at value (Identified cost -- $259,033,171) .....      $369,387,477
 Cash .......................................................               262
 Receivable for:
  Securities sold ...........................      $6,628,554
  Shares of the Fund sold ...................          20,900
  Dividends and interest ....................          87,473         6,736,927
                                                   ----------      ------------
                                                                    376,124,666
                                                                   ------------
LIABILITIES
 Payable for:
  Securities purchased ......................       6,063,851
  Shares of the Fund redeemed ...............         643,056         6,706,907
                                                   ----------
 Accrued expenses:
  Management fees ...........................         304,175
  Trustees' fees ............................          11,441
  Accounting and Administration fees ........           4,000
  Transfer agent fees .......................          22,886
  Other expenses ............................          54,332           396,834
                                                   ----------      ------------
                                                                      7,103,741
                                                                   ------------
NET ASSETS ..................................................      $369,020,925
                                                                   ============
 Net Assets consist of:
  Capital paid-in ...........................................      $368,954,453
  Accumulated net realized loss .............................      (110,287,834)
  Unrealized appreciation on investments -- net .............       110,354,306
                                                                   ------------
NET ASSETS ..................................................      $369,020,925
                                                                   ============
 Shares of beneficial interest outstanding, no par value ....        15,635,718
                                                                   ============
 Net asset value per share* .................................            $23.60
                                                                         ======
* Shares of the Fund are sold and redeemed at net asset value
  ($369,020,925 / 15,635,718).

                See accompanying notes to financial statements.

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

STATEMENT OF
OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
 Income
  Dividends (net of withholding tax of $7,048) ........      $  1,760,092
  Interest ............................................            11,162
                                                             ------------
                                                                1,771,254
                                                             ------------
 Expenses
  Management fees .....................................         2,917,477
  Trustees' fees ......................................            47,042
  Accounting and Administration .......................            48,000
  Custodian ...........................................            89,238
  Transfer agent ......................................           147,931
  Audit and tax services ..............................            30,250
  Legal ...............................................            79,382
  Printing ............................................            33,253
  Registration ........................................            21,138
  Miscellaneous .......................................             1,814
                                                             ------------
                                                                3,415,525
                                                             ------------
 Net investment loss ..................................        (1,644,271)
                                                             ------------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS
 Realized gain on investments -- net ..................        48,060,800
 Unrealized appreciation -- net .......................        88,597,743
                                                             ------------
 Net gain on investments ..............................       136,658,543
                                                             ------------

NET CHANGE IN ASSETS FROM OPERATIONS ..................      $135,014,272
                                                             ============

               See accompanying notes to financial statements.

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED DECEMBER 31,
                                                            -----------------------------------
                                                                  2003               2002
                                                            ----------------   ----------------
FROM OPERATIONS
  Net investment loss.....................................      $ (1,644,271)      $ (2,214,544)
  Net realized gain (loss) from investments ..............        48,060,800        (50,935,197)
  Unrealized appreciation (depreciation) .................        88,597,743        (15,892,293)
                                                                ------------       ------------
    Change in net assets from operations .................       135,014,272        (69,042,034)
                                                                ------------       ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares ...........................         2,561,863          4,955,793
  Cost of shares redeemed ................................       (28,373,410)       (29,460,558)
                                                                ------------       ------------
  Change in net assets derived from capital share
    transactions .........................................       (25,811,547)       (24,504,765)
                                                                ------------       ------------
  Total change in net assets .............................       109,202,725        (93,546,799)

NET ASSETS
  Beginning of period ....................................       259,818,200        353,364,999
                                                                ------------       ------------
  End of period ..........................................      $369,020,925       $259,818,200
                                                                ============       ============
NUMBER OF SHARES OF THE FUND:
  Issued from sale of shares .............................           140,277            272,374
  Redeemed ...............................................        (1,574,532)        (1,593,362)
                                                                ------------       ------------
  Net change .............................................        (1,434,255)        (1,320,988)
                                                                ============       ============
                      See accompanying notes to financial statements.

                                                     CGM CAPITAL DEVELOPMENT FUND
-----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                                        YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------------------------
                                              2003              2002              2001              2000             1999
For a share of the Fund outstanding throughout each year:

Net asset value at the beginning of year ...    $15.22            $19.21            $25.12            $26.20           $24.95
                                                ------            ------            ------            ------           ------

Net investment income (loss) ...............     (0.10)(a)         (0.12)(a)         (0.08)(b)          0.12(a)          0.12
Dividends from net investment income .......     --                 --                --               (0.10)           (0.11)
Net realized and unrealized gain (loss)
  on investments ...........................      8.48             (3.87)            (5.83)            (1.10)            1.80
Distribution from net realized gain ........     --                 --                --                --              (0.56)
                                                ------            ------            ------            ------           ------
Net increase (decrease) in net asset
  value ....................................      8.38             (3.99)            (5.91)            (1.08)            1.25
                                                ------            ------            ------            ------           ------
Net asset value at end of year .............    $23.60            $15.22            $19.21            $25.12           $26.20
                                                ======            ======            ======            ======           ======
Total Return (%) ...........................      55.1             (20.8)            (23.5)             (3.8)             7.7

Ratios:
Operating expenses to average net assets (%)      1.17              1.15              1.12              1.10             1.08
Net investment income (loss) to average
  net assets (%) ...........................     (0.56)            (0.67)            (0.38)             0.46             0.46
Portfolio turnover (%) .....................       305               209               283               334              335
Net assets at end of year (in thousands) ($)   369,021           259,818           353,365           523,854          632,537

(a) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b) Per share net investment loss does not reflect the year's reclassification of permanent differences between book and tax basis net investment loss. See Note 1D.

                                        See accompanying notes to financial statements.

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2003

1. The Fund is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Agreement and Declaration of Trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Along with three other funds in a separate Trust, there are four CGM Funds. The Fund's objective is long-term capital appreciation. The Fund seeks to attain its objective by investing in the equity securities of a relatively small but diverse group of companies and industries.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on a national securities exchange or, in the case of the NASDAQ national market system, the NASDAQ official closing price. For securities with no sale reported and in the case of over-the-counter securities not so listed, the last reported bid price is used. Short-term investments having a maturity of sixty days or less are stated at amortized cost, which approximates value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date net of applicable foreign taxes. Interest income is recorded on the accrual basis. Net gain or loss on securities sold is determined on the identified cost basis.

C. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its taxable income and net realized capital gains, within the prescribed time period. Accordingly, no provision for federal income tax has been made. At December 31, 2003, there were capital loss carryovers available to offset future realized gains of $59,361,211 expiring in year 2009 and $50,926,623 expiring in year 2010.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions are recorded by the Fund on the ex-dividend date. The classification of income and capital gains distributions is determined in accordance with income tax regulations. Distributions from net investment income and short-term capital gains are treated as ordinary income for income tax purposes. Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid-in capital. These differences are primarily related to net investment loss write off. Undistributed net investment income or accumulated net investment loss may include temporary book and tax differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

E. INVESTMENT RISK -- There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

2. PURCHASES AND SALES OF SECURITIES -- For the year ended December 31, 2003, purchases and sales of securities other than United States government obligations and short-term investments aggregated $889,153,182 and $917,067,330, respectively. There were no purchases or sales of United States government obligations.

3. A. MANAGEMENT FEES -- During the year ended December 31, 2003, the Fund incurred management fees of $2,917,477 paid or payable to the Fund's investment adviser, Capital Growth Management Limited Partnership (CGM), certain officers and directors of which are also officers and trustees of the Fund. The management agreement provides for a fee at the annual rate of 1.00% on the first $500 million of the Fund's average daily net assets, 0.95% of the next $500 million and 0.80% of such assets in excess of $1 billion.

    B. OTHER EXPENSES -- CGM performs certain administrative, accounting and other services for the Fund. The expenses of those services, which are paid to CGM by the Fund, include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund; (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance; and (iii) registration, filing and other fees in connection with requirements of regulatory authorities. The Accounting and Administration expense of $48,000, for the year ended December 31, 2003, is shown separately in the financial statements.

    C. TRUSTEES FEES AND EXPENSES -- The Fund does not pay any compensation directly to its officers or to any trustees who are directors, officers or employees of CGM, or any affiliate of CGM (other than registered investment companies). For the year ended December 31, 2003 each other trustee was compensated by the CGM Funds with an annual fee of $37,000 plus travel expenses for each meeting attended. Of this amount, each fund was responsible for $4,500 per trustee, plus an annual variable fee calculated based on the proportion of each fund's average net assets relative to the aggregate average net assets of the CGM Funds, which for the year ended December 31, 2003 was $3,773 per trustee for the Fund.

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of CGM Capital Development Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CGM Capital Development Fund (the "Fund") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2004

INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT
LIMITED PARTNERSHIP
Boston, Massachusetts 02110


------------------------------------------------
TELEPHONE NUMBERS

For information about:
[ ] Account Procedures and Status

[ ] Redemptions

[ ] Exchanges
    Call 800-343-5678

[ ] New Account Procedures

[ ] Prospectuses

[ ] Performance

[ ] Proxy Voting Policies
    Call 800-345-4048

------------------------------------------------
MAILING ADDRESS

CGM Shareholder Services
c/o Boston Financial Data Services
P.O. Box 8511
Boston,  MA 02266-8511
------------------------------------------------

This report has been prepared for the shareholders of the Fund and is not authorized for distribution to current or prospective investors in the Fund unless it is accompanied or preceded by a prospectus.

CAR03                                                      Printed in U.S.A.

ITEM 2. CODE OF ETHICS.

CGM Capital Development Fund, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer (the "Code"). The Code is filed herewith as Exhibit 99.CODE ETH. There were no amendments to the Code during the fiscal year ended December 31, 2003. There were no waivers or implicit waivers from the Code granted by the registrant during the fiscal year ended December 31, 2003.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

CGM Capital Development Fund's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is James Van Dyke Quereau, Jr. James Van Dyke Quereau, Jr. is "independent" as defined in Item 3(a)(2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

    (a) Audit Fee: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of CGM Capital Development Fund's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are the following: 2002 - $26,750 and 2003 - $26,750.

    (b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of CGM Capital Development Fund's financial statements and are not reported under paragraph (a) of this Item are the following: 2002 - $0 and 2003 - $0.

    (c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are the following:
          2002 - $3,500 and 2003 - $3,500. The nature of the services comprising the fees disclosed under this category is tax compliance related to the preparation and review of annual income and excise tax returns.

    (d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
          (c) of this Item are the following: 2002 - $0 and 2003 - $0.

    (e) (1) The audit committee's pre-approval policies and procedures is to review on a case by case basis before entering into a non-audit service provided by the principal accountant. (2) 0% of services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    (f) Not applicable.

    (g) The aggregate non-audit fees billed by CGM Capital Development Fund's accountant for services rendered to CGM Capital Development Fund, and rendered to CGM Capital Development Fund's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of CGM Capital Development Fund are the following:
        2002 - $3,500 and 2003 - $3,500.

    (h) There were no non-audit services that were rendered to the CGM Capital Development Fund's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to CGM Capital Development Fund, thus no consideration by CGM Capital Development Fund's audit committee of the board of directors was necessary to determine if services were compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

                       Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                       Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                       Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                       Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the CGM Capital Development Fund's disclosure controls and procedures within 90 days of the filing of this Form N-CSR, the principal executive officer and principal financial officer of CGM Capital Development Fund have concluded that the CGM Capital Development Fund's disclosure controls and procedures are effective to provide reasonable assurance that information required to be disclosed by the CGM Capital Development Fund on this report is recorded, processed, summarized and reported within the time periods specified in Securities and Exchange Commission rules and forms.

(b) There were no changes in CGM Capital Development Fund's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the CGM Capital Development Fund's internal control over financial reporting.

ITEM 11.  EXHIBITS.

(a)(1) Code of ethics described in Item 2 is attached hereto as EX-99.CODE ETH.

(a)(2) Certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as EX-99.CERT.

(b) Certifications for each principal executive officer and principal financial officer of the registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CGM Capital Development Fund

By:   /S/Robert L. Kemp
      Robert L. Kemp
      President
      Principal Executive Officer

Date:  February 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:    /S/ Robert L. Kemp
       Robert L. Kemp
       President
       Principal Executive Officer


Date:  February 25, 2004

By:    /S/ Frank N. Strauss
       Frank N. Strauss
       CFO & Treasurer
       Principal Financial Officer


Date:  February 25, 2004